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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report (Date of earliest
                       event reported): January 9, 1997

                          ROYAL CANADIAN FOODS CORP.
            (Exact name of Registrant as specified in its charter)

Delaware                      33-67658-NY              13-3729739
(State or other jurisdic-     (Commission              (IRS Employer
tion of incorporation)        file number)             Identification No.)

1004 Second Avenue, New York, NY                       10022
(Address of principal executive offices)               (ZIP Code)

Registrant's telephone number, including area code: (212) 980-4131

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Item 9. Sales of Equity Securities Pursuant to Regulation S

        On January 9, 1997, the Registrant sold 79,982 shares of its Common Stock (the "Stock") for $159,964.00 to Mark Schmerling. There were no underwriting commissions or discounts in connection with the sale of the Stock. The Stock was sold in reliance upon Regulation S of the Securities Act of 1933, as amended, based upon the purchaser not being a "U.S. person" as that term is defined in Regulation S.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL CANADIAN FOODS CORP.

Dated: January 27, 1997                 By: /s/ Sheldon Golumbia
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                                            Sheldon Golumbia, President

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